COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                                    ALL AMOUNTS SUBJECT TO CHANGE
                                                    PRELIMINARY INFORMATION SHEET


                                               FIRST REPUBLIC : LIBOR/PRIME/CMT LOANS
                                                       Group I Mortgage Loans
                                                   As of Statistical Cut-off Date

              TOTAL CURRENT BALANCE:                   $    120,745,995.00
              NUMBER OF LOANS:                               149

              AVERAGE CURRENT BALANCE:                 $    810,375.81         RANGE:  $     40,000.00 - $ 3,000,000.00
              AVERAGE ORIGINAL BALANCE:                $    838,156.88         RANGE:  $     40,000.00 - $ 3,000,000.00

              WEIGHTED AVERAGE NOTE RATE:                       7.540 %        RANGE:     5.100  -    9.750 %
              WEIGHTED AVERAGE GROSS MARGIN:                    1.723 %        RANGE:    -0.500  -    3.250 %
              WEIGHTED AVERAGE MAX INT RATE:                   11.989 %        RANGE:    10.250  -   18.000 %

              WEIGHTED AVERAGE PERIOD RATE CAP:                  2.00 %        RANGE:      0.00  -     2.00 %

              WEIGHTED AVERAGE FICO SCORE:                        734          RANGE:         0  -      800

              WEIGHTED AVERAGE ORIGINAL LTV:                    61.27 %        RANGE:      5.00  -    95.30 %

              WEIGHTED AVERAGE NEXT RATE RESET:                  4.41 months   RANGE:      1.00  -    13.00 months

              WEIGHTED AVERAGE ORIGINAL TERM:                     356 months   RANGE:       180  -      360 months
              WEIGHTED AVERAGE STATED REMAINING TERM:             334 months   RANGE:       173  -      360 months
              WEIGHTED AVERAGE SEASONING:                          22 months   RANGE:         0  -       75 months

              TOP STATE CONCENTRATIONS ($):                     82.94 %  California,  6.90 %  New York,  2.82 % Colorado
              MAXIMUM ZIP CODE CONCENTRATION ($):                8.76 %  94109 (San Francisco, CA)

              FIRST PAY DATE:                                    Jan 01, 1994  -  Apr 01, 2000
              MATURITY DATE:                                     Aug 01, 2014  -  Mar 01, 2030



                                                                         CURRENT
                                                                    PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)

              INDEX:                   1 Mo LIBOR                        8,627,200.00       7.14            9       6.04
                                       1YR CMT                          23,999,282.00      19.88           42      28.19
                                       6 Mo LIBOR                       74,796,579.00      61.95           88      59.06
                                       BOA Prime                        13,322,934.00      11.03           10       6.71

              DOCUMENTATION:           Full                            120,745,995.00     100.00          149     100.00

              DELINQUENCY:             Current                         120,745,995.00     100.00          149     100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                             CURRENT
                                                                       PRINCIPAL BALANCE    PCT($)    # OF LOANS    PCT(#)

              CURRENT BALANCE:            40,000.00  -   100,000.00        206,730.00       0.17            3       2.01
                                         100,000.01  -   200,000.00      2,360,433.00       1.95           15      10.07
                                         200,000.01  -   300,000.00      4,080,354.00       3.38           16      10.74
                                         300,000.01  -   400,000.00      3,236,243.00       2.68            9       6.04
                                         400,000.01  -   500,000.00      4,598,456.00       3.81           10       6.71
                                         500,000.01  -   600,000.00      5,458,454.00       4.52           10       6.71
                                         600,000.01  -   700,000.00      9,960,423.00       8.25           15      10.07
                                         700,000.01  -   800,000.00      6,864,500.00       5.69            9       6.04
                                         800,000.01  -   900,000.00      5,241,248.00       4.34            6       4.03
                                         900,000.01  - 1,000,000.00     17,419,296.00      14.43           18      12.08
                                       1,000,000.01  - 1,100,000.00     14,149,945.00      11.72           13       8.72
                                       1,100,000.01  - 1,200,000.00      2,340,000.00       1.94            2       1.34
                                       1,200,000.01  - 1,300,000.00      2,473,371.00       2.05            2       1.34
                                       1,300,000.01  - 1,400,000.00      1,311,025.00       1.09            1       0.67
                                       1,400,000.01  - 1,500,000.00      4,478,616.00       3.71            3       2.01
                                       1,700,000.01  - 1,800,000.00      5,260,000.00       4.36            3       2.01
                                       1,800,000.01  - 1,900,000.00      3,742,751.00       3.10            2       1.34
                                       1,900,000.01  - 2,000,000.00      9,874,354.00       8.18            5       3.36
                                       2,000,000.01  - 2,100,000.00      4,200,000.00       3.48            2       1.34
                                       2,100,000.01  - 2,200,000.00      2,200,000.00       1.82            1       0.67
                                       2,200,000.01  - 2,300,000.00      2,289,796.00       1.90            1       0.67
                                       2,900,000.01  - 3,000,000.00      9,000,000.00       7.45            3       2.01

              NOTE RATE:                5.100  -  5.250                  1,096,091.00       0.91            1       0.67
                                        5.251  -  5.500                  4,809,263.00       3.98            6       4.03
                                        5.501  -  5.750                  3,112,889.00       2.58            3       2.01
                                        5.751  -  6.000                  3,342,843.00       2.77            5       3.36
                                        6.001  -  6.250                  1,135,501.00       0.94            2       1.34
                                        6.251  -  6.500                  4,720,878.00       3.91            6       4.03
                                        6.501  -  6.750                  3,146,626.00       2.61            4       2.68
                                        6.751  -  7.000                  8,016,546.00       6.64           11       7.38
                                        7.001  -  7.250                  4,049,597.00       3.35            8       5.37
                                        7.251  -  7.500                 18,616,678.00      15.42           18      12.08
                                        7.501  -  7.750                 21,292,132.00      17.63           26      17.45
                                        7.751  -  8.000                 17,411,499.00      14.42           26      17.45
                                        8.001  -  8.250                 12,223,929.00      10.12           15      10.07
                                        8.251  -  8.500                  6,732,018.00       5.58            7       4.70
                                        8.501  -  8.750                  3,545,496.00       2.94            5       3.36
                                        8.751  -  9.000                  3,000,000.00       2.48            2       1.34
                                        9.001  -  9.250                  1,104,213.00       0.91            2       1.34
                                        9.251  -  9.500                  2,289,796.00       1.90            1       0.67
                                        9.501  -  9.750                  1,100,000.00       0.91            1       0.67

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
Such information supersedes the information in all prior collateral term sheets, if any.



                                                                         CURRENT
                                                                    PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)

              GROSS MARGIN:                   <=  0.000                  8,304,354.00       6.88            6       4.03
                                        0.001  -  0.250                  3,000,000.00       2.48            2       1.34
                                        0.251  -  0.500                    918,580.00       0.76            1       0.67
                                        0.751  -  1.000                  1,850,000.00       1.53            2       1.34
                                        1.001  -  1.250                  4,863,200.00       4.03            5       3.36
                                        1.251  -  1.500                 36,894,377.00      30.56           37      24.83
                                        1.501  -  1.750                 18,411,287.00      15.25           26      17.45
                                        1.751  -  2.000                 16,335,602.00      13.53           23      15.44
                                        2.001  -  2.250                  6,327,469.00       5.24            5       3.36
                                        2.251  -  2.500                  4,543,738.00       3.76           10       6.71
                                        2.501  -  2.750                 14,262,175.00      11.81           24      16.11
                                        2.751  -  3.000                  2,745,417.00       2.27            7       4.70
                                        3.001  -  3.250                  2,289,796.00       1.90            1       0.67

              MAX INT RATE:            10.25   - 10.25                     511,510.00       0.42            1       0.67
                                       10.26   - 10.50                   1,227,972.00       1.02            2       1.34
                                       10.51   - 10.75                   4,959,067.00       4.11            5       3.36
                                       10.76   - 11.00                  10,302,177.00       8.53           14       9.40
                                       11.01   - 11.25                   1,750,000.00       1.45            1       0.67
                                       11.26   - 11.50                   4,715,181.00       3.91            7       4.70
                                       11.51   - 11.75                   1,100,000.00       0.91            1       0.67
                                       11.76   - 12.00                  81,473,391.00      67.48          101      67.79
                                       12.26   - 12.50                   4,064,265.00       3.37            5       3.36
                                       12.76   - 13.00                   6,123,132.00       5.07            8       5.37
                                       13.26   - 13.50                     419,300.00       0.35            1       0.67
                                       14.76   - 15.00                   2,000,000.00       1.66            1       0.67
                                       17.76   - 18.00                   2,100,000.00       1.74            2       1.34

              FICO SCORE:                  <=   0                        8,408,612.00       6.96            6       4.03
                                       551  - 600                        1,598,569.00       1.32            2       1.34
                                       601  - 650                          709,503.00       0.59            2       1.34
                                       651  - 700                       28,274,801.00      23.42           31      20.81
                                       701  - 750                       29,198,293.00      24.18           44      29.53
                                       751  - 800                       52,556,217.00      43.53           64      42.95

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                          CURRENT
                                                                    PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)

              ORIGINAL LTV:              5.00  -   5.00                     40,000.00       0.03            1       0.67
                                        10.01  -  15.00                    999,631.00       0.83            1       0.67
                                        15.01  -  20.00                  1,000,000.00       0.83            1       0.67
                                        20.01  -  25.00                  2,097,029.00       1.74            2       1.34
                                        25.01  -  30.00                    648,594.00       0.54            2       1.34
                                        30.01  -  35.00                  5,296,091.00       4.39            4       2.68
                                        35.01  -  40.00                  7,530,168.00       6.24            9       6.04
                                        40.01  -  45.00                  4,449,608.00       3.69            4       2.68
                                        45.01  -  50.00                  9,440,421.00       7.82           15      10.07
                                        50.01  -  55.00                  8,887,124.00       7.36            6       4.03
                                        55.01  -  60.00                 11,549,875.00       9.57           10       6.71
                                        60.01  -  65.00                 14,152,348.00      11.72           14       9.40
                                        65.01  -  70.00                 17,913,521.00      14.84           25      16.78
                                        70.01  -  75.00                  9,077,972.00       7.52           13       8.72
                                        75.01  -  80.00                 22,515,350.00      18.65           35      23.49
                                        80.01  -  85.00                  1,591,462.00       1.32            2       1.34
                                        85.01  -  90.00                  2,456,801.00       2.03            4       2.68
                                        95.01  -  95.30                  1,100,000.00       0.91            1       0.67

              REMAINING TERM:          173  - 180                        1,036,320.00       0.86            1       0.67
                                       217  - 228                        2,289,796.00       1.90            1       0.67
                                       277  - 288                        1,241,038.00       1.03            4       2.68
                                       289  - 300                        4,868,358.00       4.03            7       4.70
                                       301  - 312                          354,858.00       0.29            1       0.67
                                       313  - 324                       12,863,020.00      10.65           11       7.38
                                       325  - 336                       38,168,471.00      31.61           50      33.56
                                       337  - 348                       19,931,599.00      16.51           19      12.75
                                       349  - 360                       39,992,535.00      33.12           55      36.91


              PREPAY PENALTY:          No Prepayment Penalty            29,266,609.00      24.24           43      28.86
                                       Special Payoff                    3,643,128.00       3.02            2       1.34
                                       With Prepayment Penalty          87,836,258.00      72.74          104      69.80

              IO FLAG:                 Fully Amortizing                 39,475,611.00      32.69           64      42.95
                                       Interest Only                    81,270,384.00      67.31           85      57.05

              OCCUPANCY:               Non-owner                        12,490,966.00      10.34           21      14.09
                                       Primary                          96,390,425.00      79.83          111      74.50
                                       Second Home                      11,864,604.00       9.83           17      11.41

              PROPERTY TYPE:           Single Family                    81,268,887.00      67.31           78      52.35
                                       Condominium                      14,672,351.00      12.15           30      20.13
                                       Cooperative                      13,544,320.00      11.22           25      16.78
                                       PUD                               7,498,468.00       6.21           10       6.71
                                       2-4 Units                         3,761,969.00       3.12            6       4.03

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                          CURRENT
                                                                    PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)

              LOAN PURPOSE:            Cash Out Refinance               19,414,045.00      16.08           20      13.42
                                       Purchase                         86,519,266.00      71.65          114      76.51
                                       Rate/Term Refinance              14,812,684.00      12.27           15      10.07


              STATE:                   California                      100,152,304.00      82.94          120      80.54
                                       Colorado                          3,411,025.00       2.82            3       2.01
                                       Connecticut                       3,097,029.00       2.56            2       1.34
                                       Florida                             449,597.00       0.37            1       0.67
                                       Hawaii                              760,000.00       0.63            2       1.34
                                       Massachusetts                     2,000,000.00       1.66            1       0.67
                                       Nevada                              700,000.00       0.58            1       0.67
                                       New York                          8,329,040.00       6.90           16      10.74
                                       Texas                               647,000.00       0.54            1       0.67
                                       Utah                                700,000.00       0.58            1       0.67
                                       Wyoming                             500,000.00       0.41            1       0.67

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                    ALL AMOUNTS SUBJECT TO CHANGE
                                                    PRELIMINARY INFORMATION SHEET


                                                     FIRST REPUBLIC : COFI LOANS
                                                       Group II Mortgage Loans
                                                   As of Statistical Cut-off Date


              TOTAL CURRENT BALANCE:                   $    173,615,720.00
              NUMBER OF LOANS:                               201

              AVERAGE CURRENT BALANCE:                 $    863,759.80         RANGE:  $     74,971.00 - $ 3,000,000.00
              AVERAGE ORIGINAL BALANCE:                $    875,828.01         RANGE:  $     77,000.00 - $ 3,000,000.00

              WEIGHTED AVERAGE NOTE RATE:                       7.181 %        RANGE:     2.800  -    7.875 %
              WEIGHTED AVERAGE GROSS MARGIN:                    2.352 %        RANGE:     1.750  -    2.950 %
              WEIGHTED AVERAGE MAX INT RATE:                   10.413 %        RANGE:     8.500  -   12.950 %

              WEIGHTED AVERAGE PERIOD RATE CAP:                  2.00 %        RANGE:      0.00  -     2.00 %

              WEIGHTED AVERAGE FICO SCORE:                        736          RANGE:       655  -      813

              WEIGHTED AVERAGE ORIGINAL LTV:                    67.51 %        RANGE:     16.50  -   100.00 %

              WEIGHTED AVERAGE NEXT RATE RESET:                  1.36 months   RANGE:      1.00  -     7.00 months

              WEIGHTED AVERAGE ORIGINAL TERM:                     360 months   RANGE:       240  -      360 months
              WEIGHTED AVERAGE STATED REMAINING TERM:             345 months   RANGE:       213  -      360 months
              WEIGHTED AVERAGE SEASONING:                          15 months   RANGE:         0  -       66 months

              TOP STATE CONCENTRATIONS ($):                     93.63 %  California,  1.95 %  Colorado,  1.15 % Illinois
              MAXIMUM ZIP CODE CONCENTRATION ($):                5.69 %  94920 (Tiburon, CA)

              FIRST PAY DATE:                                    Oct 01, 1994  -  Apr 01, 2000
              MATURITY DATE:                                     Dec 01, 2017  -  Mar 01, 2030



                                                                         CURRENT
                                                                    PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)

              INDEX:                   11th District COFI              173,615,720.00     100.00          201      100.00

              DOCUMENTATION:           Full                            173,615,720.00     100.00          201      100.00

              DELINQUENCY:             Current                         173,615,720.00     100.00          201      100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                         CURRENT
                                                                    PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)

              CURRENT BALANCE:            74,971.00  -   100,000.00        172,473.00       0.10            2       1.00
                                         100,000.01  -   200,000.00      1,088,320.00       0.63            7       3.48
                                         200,000.01  -   300,000.00      3,908,361.00       2.25           15       7.46
                                         300,000.01  -   400,000.00      5,293,047.00       3.05           15       7.46
                                         400,000.01  -   500,000.00      9,870,303.00       5.69           22      10.95
                                         500,000.01  -   600,000.00      7,869,326.00       4.53           14       6.97
                                         600,000.01  -   700,000.00     11,474,820.00       6.61           18       8.96
                                         700,000.01  -   800,000.00     14,286,453.00       8.23           19       9.45
                                         800,000.01  -   900,000.00      7,885,750.00       4.54            9       4.48
                                         900,000.01  - 1,000,000.00     20,632,641.00      11.88           21      10.45
                                       1,000,000.01  - 1,100,000.00     11,820,103.00       6.81           11       5.47
                                       1,100,000.01  - 1,200,000.00      8,210,156.00       4.73            7       3.48
                                       1,200,000.01  - 1,300,000.00      6,368,208.00       3.67            5       2.49
                                       1,300,000.01  - 1,400,000.00      8,132,484.00       4.68            6       2.99
                                       1,400,000.01  - 1,500,000.00      5,886,536.00       3.39            4       1.99
                                       1,500,000.01  - 1,600,000.00      9,362,842.00       5.39            6       2.99
                                       1,600,000.01  - 1,700,000.00      5,008,879.00       2.89            3       1.49
                                       1,700,000.01  - 1,800,000.00      1,772,961.00       1.02            1       0.50
                                       1,800,000.01  - 1,900,000.00      1,884,546.00       1.09            1       0.50
                                       1,900,000.01  - 2,000,000.00     13,790,228.00       7.94            7       3.48
                                       2,000,000.01  - 2,100,000.00      6,129,994.00       3.53            3       1.49
                                       2,100,000.01  - 2,200,000.00      2,100,001.00       1.21            1       0.50
                                       2,400,000.01  - 2,500,000.00      4,854,642.00       2.80            2       1.00
                                       2,800,000.01  - 2,900,000.00      2,812,646.00       1.62            1       0.50
                                       2,900,000.01  - 3,000,000.00      3,000,000.00       1.73            1       0.50

              NOTE RATE:                2.800  -  3.000                  1,300,000.00       0.75            1       0.50
                                        3.751  -  4.000                    628,500.00       0.36            1       0.50
                                        5.501  -  5.750                    600,000.00       0.35            1       0.50
                                        5.751  -  6.000                  1,942,496.00       1.12            3       1.49
                                        6.251  -  6.500                    914,000.00       0.53            2       1.00
                                        6.501  -  6.750                 12,779,208.00       7.36           17       8.46
                                        6.751  -  7.000                 34,689,025.00      19.98           39      19.40
                                        7.001  -  7.250                 30,842,429.00      17.76           35      17.41
                                        7.251  -  7.500                 64,404,196.00      37.10           72      35.82
                                        7.501  -  7.750                 24,621,866.00      14.18           29      14.43
                                        7.751  -  7.875                    894,000.00       0.51            1       0.50

              GROSS MARGIN:             1.750  -  1.750                  3,914,455.00       2.25            6       2.99
                                        1.751  -  2.000                 25,753,312.00      14.83           29      14.43
                                        2.001  -  2.250                 40,899,983.00      23.56           48      23.88
                                        2.251  -  2.500                 50,907,991.00      29.32           51      25.37
                                        2.501  -  2.750                 44,147,711.00      25.43           54      26.87
                                        2.751  -  2.950                  7,992,268.00       4.60           13       6.47

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                          CURRENT
                                                                    PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)

              MAX INT RATE:             8.50  -  8.50                      928,000.00       0.53            1       0.50
                                        8.76  -  9.00                   12,614,121.00       7.27           16       7.96
                                        9.76  - 10.00                   88,751,159.00      51.12           99      49.25
                                       10.01  - 10.25                      800,000.00       0.46            1       0.50
                                       10.26  - 10.50                    3,095,212.00       1.78            3       1.49
                                       10.76  - 11.00                   29,004,013.00      16.71           32      15.92
                                       11.26  - 11.50                   29,912,073.00      17.23           38      18.91
                                       11.76  - 12.00                    6,075,265.00       3.50            8       3.98
                                       12.76  - 12.95                    2,435,877.00       1.40            3       1.49

              FICO SCORE:              655  - 700                       34,640,016.00      19.95           43      21.39
                                       701  - 750                       74,975,855.00      43.18           76      37.81
                                       751  - 800                       61,758,738.00      35.57           77      38.31
                                       801  - 813                        2,241,111.00       1.29            5       2.49

              ORIGINAL LTV:             16.50  -  20.00                  1,155,196.00       0.67            2       1.00
                                        30.01  -  35.00                  3,307,598.00       1.91            6       2.99
                                        35.01  -  40.00                  8,579,234.00       4.94            9       4.48
                                        40.01  -  45.00                  4,720,000.00       2.72            5       2.49
                                        45.01  -  50.00                  4,210,621.00       2.43            4       1.99
                                        50.01  -  55.00                  9,008,776.00       5.19           11       5.47
                                        55.01  -  60.00                 14,174,236.00       8.16           18       8.96
                                        60.01  -  65.00                 18,245,741.00      10.51           16       7.96
                                        65.01  -  70.00                 24,868,370.00      14.32           24      11.94
                                        70.01  -  75.00                 31,298,852.00      18.03           33      16.42
                                        75.01  -  80.00                 49,658,980.00      28.60           68      33.83
                                        80.01  -  85.00                    668,000.00       0.38            1       0.50
                                        85.01  -  90.00                    418,500.00       0.24            1       0.50
                                        95.01  - 100.00                  3,301,616.00       1.90            3       1.49

              REMAINING TERM:          213  - 216                          220,124.00       0.13            1       0.50
                                       289  - 300                          980,000.00       0.56            1       0.50
                                       301  - 312                          921,082.00       0.53            1       0.50
                                       313  - 324                        3,406,018.00       1.96            4       1.99
                                       325  - 336                       40,612,495.00      23.39           48      23.88
                                       337  - 348                       29,251,459.00      16.85           41      20.40
                                       349  - 360                       98,224,542.00      56.58          105      52.24

              NEG AMORT FLAG:          Negative Amortization            58,408,382.00      33.64           58      28.86
                                       No Negative Amortization        115,207,338.00      66.36          143      71.14

              NEG AMORT LIMIT:         N/A                             115,207,338.00      66.36          143      71.14
                                       101%                              8,423,786.00       4.85           11       5.47
                                       102%                              3,580,700.00       2.06            4       1.99
                                       105%                              2,701,984.00       1.56            2       1.00
                                       110%                             43,701,912.00      25.17           41      20.40


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                          CURRENT
                                                                    PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)

              PREPAY PENALTY:          No Prepayment Penalty            33,072,466.00      19.05           43      21.39
                                       Special Payoff                    4,804,890.00       2.77            3       1.49
                                       With Prepayment Penalty         135,738,364.00      78.18          155      77.11

              IO FLAG:                 Fully Amortizing                 73,077,647.00      42.09           90      44.78
                                       Interest Only                   100,538,073.00      57.91          111      55.22

              OCCUPANCY:               Non-owner                         9,353,114.00       5.39           19       9.45
                                       Primary                         148,905,771.00      85.77          165      82.09
                                       Second Home                      15,356,835.00       8.85           17       8.46

              PROPERTY TYPE:           Single Family                   141,301,602.00      81.39          149      74.13
                                       Condominium                      14,431,499.00       8.31           24      11.94
                                       2-4 Units                         8,176,012.00       4.71           13       6.47
                                       PUD                               6,028,624.00       3.47            6       2.99
                                       Cooperative                       3,677,983.00       2.12            9       4.48

              LOAN PURPOSE:            Cash Out Refinance               17,704,459.00      10.20           27      13.43
                                       Purchase                        153,125,202.00      88.20          168      83.58
                                       Rate/Term Refinance               2,786,059.00       1.60            6       2.99

              STATE:                   California                      162,558,053.00      93.63          189      94.03
                                       Colorado                          3,377,938.00       1.95            2       1.00
                                       Florida                             991,958.00       0.57            1       0.50
                                       Hawaii                              110,621.00       0.06            1       0.50
                                       Idaho                               739,483.00       0.43            1       0.50
                                       Illinois                          2,000,000.00       1.15            1       0.50
                                       New York                          1,401,340.00       0.81            3       1.49
                                       Oregon                              236,327.00       0.14            1       0.50
                                       Texas                             1,600,000.00       0.92            1       0.50
                                       Washington                          600,000.00       0.35            1       0.50

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.
